Exhibit 99.2

Allis-Chalmers Energy 2008 Analyst Day March 19, 2008

Forward-Looking Statements This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2007, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Agenda Introduction Jeff Freedman Vice President - Investor Relations Oilfield Services Terry Keane President Rental Services Mark Patterson President Drilling & Completion Micki Hidayatallah Chairman & CEO Financial Review Vic Perez CFO Concluding Remarks Micki Hidayatallah Chairman & CEO Overview of South American Markets Alejandro Bulgheroni Chairman of Pan American Energy

Introduction Jeff Freedman Vice President of Investor Relations

Goals Today Review Company Operations Review Strategic Initiatives Review 2008 Guidance

Multi-Faceted Oilfield Services Company Oilfield Services Rental Services Drilling & Completion Premium drill pipe, BOP's and specialized rental equipment Drilling, completion, workover rigs and related services in Argentina Directional Drilling - Well planning and engineering services, directional drilling packages, downhole motors, measurement-while-drilling Underbalanced Services - Compressed air equipment, bits, chemicals and products for underbalanced drilling Tubular Services - Specialized equipment and operators for casing and tubing services Production Services - Coiled tubing packages, wire line support rentals, flow back support rentals, and pumping equipment rental services

2002 - 2003 business lines: Tubular Services, Directional Drilling, Underbalanced Services 2006: Established Rental Services, Drilling & Completion, Production Services Diversified with increased exposure to offshore, international and production Successful Execution of Growth Strategy Note: (1) 2007 results includes pretax gain on sale of assets of $8.9 million; (2) Adjusted EBITDA net income + interest expense + income taxes + D&A + stock based compensation. 2003 2004 2005 2006 2007 Revenue 33 48 105 307 571 Adjusted EBITDA 9 8 20 89.5 185 $33 $8 $20 $105 $9 $48 $307 $93 ($ in millions) $185 $571

Executive Team Executive Team

While oil and gas prices are expected to maintain their current levels in 2008, US E&P spending and rig counts will remain flat or grow at a much slower rate OIL PRICES GAS PRICES E&P SPENDING RIG COUNT IEA projects global oil demand in 2008 at 87.5 mb/d, little changed from 2007 Consensus view is that oil prices will exceed $75-$80/bbl range Most estimates suggest gas prices will exceed $7.00/mmbtu But Goldman Sachs is more optimistic, estimating that gas prices will average nearer $10.00/mmbtu US gas demand is expected to increase by 1% to 22.9 tcf while gas production will reach 19.0 tcf in 2008 Will grow by 3.5% to $81b in 2008 in the US, per Lehman Bros. International spending will grow by 16% in 2008 to $267b , led by NOC's and Russian companies US rig count will increase by less than 1% to 1,768 active rigs in 2008 Offshore rig count will decrease by 12% to an average of 87 rigs - per ODS-Petrodata International rig count will rise by 8% in 2008 to an average of 1070 active rigs - increase will be led by Central and South America followed by the Far East and Middle East Plans for 2008 face a potential threat from fears of world economic turmoil brought on by the US sub-prime mortgage crisis, write downs by leading financial institutions, anticipation of a US recession and continued geo-political tensions in the Middle East and South Asia

Business Overview

Oilfield Services Terry Keane President

Oilfield Services Oilfield Services Oilfield Services Oilfield Services Oilfield Services

Oilfield Services Oilfield Services

Directional Drilling 2004 2005 2006 2007 3.5 8.3 19.1 21.9 Well planning and engineering services, directional drilling packages, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD) Horizontal and directional drilling are among the fastest growing segments of the oilfield services industry - currently 46% of wells in US Team of over 100 directional drillers - approximately 250 employees total Approximately 300 downhole motors Three recent acquisitions in 2007 added 140 motors, directional drillers and MWD tools - expanded geographic reach; six new MWD kits in January 2008 Revenue Operating Income + D&A ($ in millions) ($ in millions) 2004 2005 2006 2007 24.8 46.6 76.5 96.1 $24.8 $46.6 $76.5 $96.1 $3.5 $8.3 $19.1 $21.9

Directional Drilling Directional Drilling Steerable Motors Field Supervision Measurement-While-Drilling - MWD (Gamma, Hothole) Wireline Steering Tools (Gamma) Well Planning / Engineering Rental Tools Straighthole Drilling Performance Motors for ROP Steerable Motors for Directional Control Rental Tools Field Supervision Application Engineering

Directional Drilling Directional Drilling Directional Drilling Directional Drilling

Directional Drilling Directional Drilling Directional Drilling

Directional Drilling - Geographic Footprint Facility locations: Texas - Houston Oklahoma - Oklahoma City Wyoming - Casper WY OK TX

Directional Drilling - Top Ten Customers ($ in millions) 2007 Revenue Anadarko $7.7 XTO 6.9 The Exploration Company 6.7 Pioneer 4.7 NAPCUS 4.4 Conoco Phillips 4.3 El Paso 3.3 Century Exploration 2.3 Mariner 2.2 New Dominion 2.1 Total $44.6 Top 10 customers represent 50.4% of revenue Others: 98 customers Excludes lost in hole and reimbursable

Directional Drilling - Market Outlook Directional / Horizontal applications growing worldwide Major competitors - three dominant worldwide organizations - Baker Hughes (BHI), Halliburton (HAL), Schlumberger (SLB) Strata Directional Technology dominant independent Exploitation of unconventional resources expanding directional drilling markets Strong overall land market; offshore shelf weakness Increasing straighthole opportunities

Directional Drilling - Strategic Initiatives Geographic diversification into the Rocky Mountains, Northeast US and West Texas Deploy tools and equipment to outlying districts Enhance quality control through increased internal tool maintenance Exploit oil play slimhole re-entry market Co-develop rotary steerable tool Develop straighthole performance and deviation control applications Pursue bolt-on acquisitions

Tubular Services 2004 2005 2006 2007 10.4 20.9 50.9 53.5 Specialized equipment and trained operators for pipe handling services: casing and tubing installation, changing out drill pipe and retrieving production tubing Over 300 employees Acquisition of Rogers (May 2006) provided products with new technology - automated drill pipe tongs Significant presence in Mexican market Acquisition of Rebel Rentals (October 2007) provides additional tubing running equipment for domestic and Mexican market Ordered 10 new Casing Running Tools for delivery early 2008 Revenue Operating Income + D&A ($ in millions) 2004 2005 2006 2007 4.8 7 16.5 15.9 ($ in millions) $10.4 $20.9 $50.9 $53.5 $4.8 $7.0 $16.5 $15.9

Tubular Services Casing / Tubing Services Automated casing running tools Conventional running tools Field Service Fill-up / Circulating tools Computerized torque control Pick-up / Laydown Services Pick-up / Laydown trucks Automated catwalks Field service Power Tongs Drilling tongs Specialty tongs Hammer Services Diesel and hydraulic hammers Drive / Structural pipe Field Service

Tubular Services Tubular Services Casing Running Tool CRT-350 Sliding Spider Elevator

Tubular Services Tubular Services Pick-Up/Lay-Down Unit Fill-Up Circulating Tool

Tubular Services Tubular Services Tubular Services Tubular Services Tubular Services < Computerized Torque Control Jackhead Snubbing Tong > < Drill Pipe Specialty Tong Hydraulic Tubing Tong >

Tubular Services Hydraulic Hammer Diesel Hammer

Tubular Services Tubular Services Lay-Down Machines

Tubular Services Tubular Services Lay-Down Machines

Tubular Services - Geographic Footprint Facility Locations: Louisiana - Lafayette Oklahoma - Elk City Texas - Corpus Christi, Edinburg, Houston, Kilgore, and Pearsall Mexico - Yards in Carmen, Dos Bocas, Poza Rica, Reynosa, Veracruz, and Villahermosa OK TX LA

Tubular Services - Top Ten Customers ($ in millions) 2007 Revenue PEMEX $7.2 Chesapeake 1.8 Conoco Phillips 1.7 Mariner 1.7 POGO 1.5 El Paso 1.4 LLOG 1.2 Ocean Rig 1.1 Apache 1.1 Forest Oil 0.8 Newfield 0.8 Total $20.3 Top 10 Customers represent 35.7% of revenue Top 10 domestic customers represent 27.6% of domestic revenue Others: 296 customers

Tubular Services - Market Outlook Overall, flat market outlook U.S. Competitive pricing Major competitors: Weatherford, Franks, Tesco Strong regional presence Mexican market is vibrant and growing

Tubular Services - Strategic Initiatives Deployment of automated Casing Running Tools (CRT's) Increased sales focus on drilling contractors for alliance opportunities Exploit strong market presence in Mexico with new product lines and technology Investigate outsourcing of manufacturing function Create and implement sales plan for Rogers product line

Underbalanced Services 2004 2005 2006 2007 2.5 7.6 13.9 16.8 Compressed air equipment, drilling bits, hammers, chemicals and other specialized products for underbalanced drilling Diversified fleet - nearly 200 compressors, boosters and foam units Approximately 200 employees Operate in Texas, Oklahoma, Colorado, New Mexico, Utah, Wyoming, West Virginia, Alabama, Arkansas, California, Nevada, Pennsylvania and Mississippi Revenue Operating Income + D&A 2004 2005 2006 2007 11.6 25.7 43 51 ($ in millions) ($ in millions) $2.5 $7.6 $43.0 $51.0 $16.8 $13.9 $11.6 $25.7

Underbalanced Services Compression Services Compression equipment Service personnel Application engineering Chemicals Percussion Services Performance hammers Diamond enhanced hammer bits Service personnel Application engineering

Underbalanced Services Underbalanced Services GHH Combo Unit

Underbalanced Services Underbalanced Services Underbalanced Services Drill Pak

Underbalanced Services Underbalanced Services Foam Unit

Underbalanced Services Underbalanced Services Underbalanced Services

Underbalanced Services - Geographic Footprint Facility locations: Colorado - Grand Junction New Mexico - Carlsbad and Farmington Oklahoma - Wilburton Texas - Fort Stockton, Granbury, Houston, San Angelo, and Sonora CO OK TX NM

Underbalanced Services - Top Ten Customers ($ in millions) 2007 Revenue Chesapeake $7.2 Conoco Phillips 6.3 Dominion Explor 3.8 Devon 3.6 BP 3.1 SandRidge 2.9 Newfield 2.3 Antero Resources 1.9 Petroleum Development 1.8 Range Resources 1.8 Total $34.7 Top 10 customers represent 67.2% of revenue Other: 67 Customers

Underbalanced Services - Market Outlook Gradual increase in applications for compression and percussion services Weatherford is a dominant worldwide market leader for compression AirComp dominant in percussion; second in compression West Texas activity down; Central U.S. up Northeast U.S. opportunities Drilling contractor supplied air

Underbalanced Services - Strategic Initiatives Cap Ex: $35 million in past three years Leverage # 1 percussion position Create, develop, and exploit new applications Grow production related business - foam units Reduce hammer bit costs

Production Services 2004 2005 2006 2007 0 0.8 4.1 15.5 Coiled tubing packages, wire line support rentals, flow back support rentals, and pumping equipment rental services Approximately 125 employees Significant expansion in October 2006 with acquisition of Petro-Rentals Currently operate 8 coiled tubing packages; additional six coiled tubing packages to be delivered in 2nd half of 2008 Locations in Texas, Louisiana and Arkansas Note: 2007 results includes revenue and pretax gain on sale of assets of $8.9 million. Revenue Operating Income + D&A 2004 2005 2006 2007 0.4 9.8 19.6 33.4 $4.1 $0.8 $0.0 $19.6 $0.4 $9.8 ($ in millions) ($ in millions) $33.4 $15.5

Production Services Coiled Intervention Services Coiled tubing units Nitrogen pumpers Nitrogen transport and storage Fluid pumpers Cranes Engineering / Software support Field Service Wireline Support Equipment and Services Pressure pumping Grease injection packages Fluid mixing and treatment equipment Flowback equipment

Production Services Production Services Coiled Tubing Unit Nitrogen Pumper Nitrogen Tanker

Production Services Production Services Nitrogen Pumper

Production Services Production Services Crane & Injector Head

Production Services - Geographic Footprint Facility locations: Arkansas - Searcy Louisiana - Houma and Lafayette Texas - Corpus Christi, Houston, and Longview LA TX AR

Production Services - Top Ten Customers ($ in millions) 2007 Revenue Chesapeake $2.4 Energy Production 2.1 Encana 2.1 Quality Energy 1.3 Samson 1.0 Swift Energy 0.8 Walter Oil & Gas 0.7 XTO 0.7 Energy XXI 0.7 Meridian 0.6 Total $12.4 Top 10 Customers represent 33.4% of revenue Others: 310 Customers

Production Services - Market Outlook General market is stable Dominant competitor is BJ Services ALY small niche player Focus on regional opportunities: Fayetteville shale opportunity East Texas opportunity

Production Services - Strategic Initiatives Refurbishment of CT units complete Deploy six additional units to further exploit unconventional gas plays Closed one facility, right-sized others Greater cooperation between CT and support equipment groups Implemented 10% price increase Possible deployment of CT units into Mexico and Argentina

HS&E Overview

Man Hour / TRIR Summary Tremendous growth over the last four years TRIR = Rate to measure amount of accidents per company TRIR = Total number of recordable incidents / hours worked by the company * 200,000 Industry Standard TRIR Rate: 2005 - 2.1 2004 - 2.6 2004 2005 2006 2007 Man Hours 716016 1308802 2300535 3339576 2004 2005 2006 2007 TRIR 0.56 0.61 1.13 0.6 TRIR = Incidents x 200,000 divided by man hours

ERM ERM is the Workers Compensation Insurance measure of past safety experience 2004 - 1.39 2005 - .96 2006 - .80 2007 - .57 2004 2005 2006 2007 East 1.39 0.96 0.8 0.57 ..57 ..80 ..96 1.39 ERM = Experience Rating Modification as supplied by insurance companies

Oilfield Services - Summary Strong regional presence in many attractive oilfield service markets Flexible, highly responsive, and opportunistic organization Relentless focus on customers Major capital expenditures behind us - equipment fleets are either totally refurbished or new Expecting revenues and operating income improvement in 2008 for Oilfield Services group

Rental Services Mark Patterson President

Rental Services 2004 2005 2006 2007 0.6 5.1 51.5 121.2 Conventional and specialized rental equipment for onshore and offshore operations: premium drill pipe and tubing ranging from 7 5/8" to 2 3/8" sizes, spiral heavy weight drill pipe, blow out prevention equipment and a complete complement of spools, valves and handling equipment 124 employees Significant expansion over the last 2 years through acquisitions Specialty Rental Tools - January 2006 Oil & Gas Rental Services - December 2006 Mix of onshore & offshore revenue streams Onshore - 35-40% Offshore - 60-65% Gulf Coast, Gulf of Mexico, Oklahoma, Mississippi, and Mexico Revenue Operating Income + D&A ($ in millions) ($ in millions) $0.6 $5.1 $121.2 2004 2005 2006 2007 0 1.8 33.6 75.5 $0.0 $1.8 $75.5 $51.5 $33.6

Rental Services Exclusive supplier for Wedge Thread(tm) drill pipe and tubing in the US rental services industry Large inventory of drill pipe for extreme torque applications - directional and extended reach Surface blowout equipment ranging from 30" to 7 1/6"; from 1000 to 15,000 psi Patented landing string system, the LAST(tm) System Only system capable of landing heavy casing strings in excess of 1.4 million pounds with no stress yield to the pipe or equipment

Rental Services

Rental Services - Geographic Footprint Facility locations: Louisiana - Broussard, Lafayette, and Morgan City Texas - Victoria TX LA

Rental Services - Top Twelve Customers ($ in millions) 2007 Revenue BP $19.0 Nexen 6.1 Drilex 6.0 McMoran 4.3 BHP 4.0 Newfield 3.0 Devon 2.6 Graco Fishing and Rental 2.0 ConocoPhillips 1.4 Anadarko 1.3 Legend 1.3 Apache 1.3 Total $52.3 Top 12 Customers represent 43% of revenue Others: 221 Customers

Rental Services - Market Outlook Rental market for our equipment in U.S. in excess of $1.0 billion Major competitors - Weatherford, Quail, Knight, Thomas Tool, Superior Energy Services Allis-Chalmers Rental Services dominant regional competitor in Gulf Coast and Gulf of Mexico shelf and deep water Decline in drilling activity in service markets Jackup rig migration into the international marketplace Increased activity in emerging basins Competitive pricing/greater discounting across all markets

Rental Services - Strategic Objectives New organization and leadership New price book and "Invoicing for Success" program Motivated sales force Motivated operations team with centralized inventory control system Expansion into new domestic markets - Barnett Shale/Mid Continent Increase contribution of international revenues from 12% to 20% 2008 will be a transition year

Rental Services - Summary Allis-Chalmers Rental Services will be the premier provider of rental drill pipe and blow out prevention equipment in the drilling and production sectors of the oil & gas industry; recognized as the leader in the domestic and international marketplace for its quality equipment, services, facilities and personnel.

Drilling & Completion Micki Hidayatallah Chairman & Chief Executive Officer

Drilling & Completion 2004 2005 2006 2007 20 22 37.9 50.1 Acquisition of DLS in August of 2006 - over 40 years of experience 2nd largest provider of land drilling & workover services in Argentina At beginning of 4Q 2007, fleet of 52 rigs - 21 drilling, 18 workover and 13 pulling rigs Awarded new-build contract for 16 service and four drilling rigs to be delivered in 2008 Significant portion of revenues under multi-year contracts (1) Includes results prior to August 2006 purchase by ALY Revenue (1) Operating Income + D&A (1) ($ in millions) ($ in millions) 2004 2005 2006 2007 112.3 129.8 173.3 215.8 $112.3 $129.8 $173.3 $20.0 $22.0 $37.9 $50.1 $215.8

DLS Rig Fleet

Drilling & Completion Drilling & Completion Drilling & Completion Drilling & Completion

Drilling & Completion - Market Outlook Government recently renewed concession terms Pressure to increase production to meet local demands DLS second largest drilling contractor - Pride has largest fleet Brazil and Argentina pressuring Bolvia to increase natural gas production Capacity - constrained market

Drilling & Completion - Strategic Initiatives Pursue YPF Repsol Alliance Ensure newly ordered rigs are deployed as per the planned schedule Maintain capacity utilization of 90% Maintain "upward creep" strategy of increasing day rates Leverage Argentine management and personnel to expand in the region 2008 revenue and operating income expected to improve significantly

BCH - Corporate Structure BCH Energy do Brasil Servicos de Petroleo Ltda. BrazAlta Norte Ltda. BrazAlta Sul Ltda. Canadian Corporations Brazilian Corporations Drilling Services E&P ALY invested $40 million in convertible debenture BrazAlta

Brazilian Operations - Corporate Snapshot BrazAlta, Canadian corporation, holds major land positions in Reconcavao, Tucano and Sergipe oil basins of Brazil BCH Ltd. ("BCH") is now the second largest On-Shore Drilling Service contractor in Brazil Operates 6 drilling and one workover rig Reconcavo Sergipe Tucano

BCH Summary Current fleet under term contracts with Petrobras and BrazAlta Highly profitable and stable business model Strong potential for quick expansion with Petrobras and BrazAlta Capable management team in place Exploring opportunities for adding additional services and equipment in Brazil

Financial Review Vic Perez Chief Financial Officer

Growth in Profitability and Cash Flow 2005 2006 2007 108 311 571 2005 2006 2007 EBITDA 19.6 92.9 185.4 2005 2006 2007 Net Income 7.2 35.6 50.4 Calculated as net income + interest expense + income taxes + D&A + non-cash stock compensation expense. Note: 2007 results include pretax gain on sale of assets of $8.9 million. Historical Revenue Growth Historical Adjusted EBITDA(1) Growth Historical Net Income Growth Historical Diluted EPS Growth 2005 2006 2007 EPS 0.44 1.66 1.45 ($ in millions) ($ in millions) ($ in millions) ($ in millions) $108.0 $311.0 $19.6 $92.9 $35.6 $7.2 $0.44 $1.66 $571.0 $185.4 $50.4 $1.45

Financial Highlights ($ in millions, except per share data) 2006 2007 % Change Revenue $311.0 $571.0 83.6% Operating Income $ 67.7 $124.8 84.2% Adjusted EBITDA (1) $ 92.9 $185.4 100.0% Pretax income $ 47.0 $ 79.3 68.7% Tax rate 24.3% 36.4% 49.8% Net income $ 35.6 $ 50.4 41.7% Average diluted shares 21.4 34.7 62.2% Diluted earnings per share $1.66 $1.45 (12.7%) (1) Excludes non-cash stock compensation expense

Diversified Cash Flow Stream Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 0.21 0.38 0.17 0.09 0.09 0.06 40% of Total Revenue is International ($ in millions) ($ in millions) Strive to diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions 2007 Revenue 2007 Operating Income + D&A Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 38 26 11 0.09 8 8

Top Ten Customers - Quality Customers 2007 Revenue Pan American 21% YPF Repsol 7 BP America/BP Amoco 6 Apache 4 Anadarko 2 Oxy 2 Conoco Phillips 2 Chesapeake 2 Nexen 2 Devon 1 47% Other 53 100%

Capitalization Decreased leverage ratio - 2.5x Net debt / LTM Adjusted EBITDA December 31, 2006 December 31, 2007 ($ in millions) Cash 39.7 $ $ 43.7 Sr. Notes due 2014 255.0 $ 255.0 $ Sr. Notes due 2017 - 250.0 Other Debt 313.4 9.7 Total Debt 568.4 $ 514.7 $ Stockholders' Equity 253.9 $ 414.3 $ Total Capitalization 822.2 $ 929.0 $ Net Debt / Capitalization 68% 53%

Debt Summary Subsequent to year end 2007 - $40 million investment in BCH $90.0 million secured revolver due April 2012 $25.0 million five year Import Finance Facility - DLS $505 million Senior Notes 9.0% $255 million due January 2014 8.5% $250 million due March 2017 $4.8 million miscellaneous

2008 Forward Guidance ($ in millions) Actual 2007 2008 Est. Revenue $571.0 $655.0 to $670.0 Adjusted EBITDA (1) 185.4 194.9 to 200.7 Interest exp, net 46.3 43.7 to 43.7 Net Income $ 50.4 $ 48.6 to $ 52.2 Interest Coverage 4.0x 4.5x to 4.6x Net debt/Adjusted EBITDA 2.5x 2.4x to 2.5x (1) Excludes non-cash stock compensation expense

2008 Operational Assumptions Directional Drilling Benefit of Diamondback acquisition Reduction in: Motor rental costs Motor repair costs Drillers' retention bonus Six new MWD kits in January 2008 Three new hot hole steering tools New activity in mid-continent and West Virginia Tubular Services Benefit of Rebel Rental acquisition (October 2007) Ten new Casing Running Tools in 1st half 2008 - (Three CRT for Mexico) Improved sales of automated power tongs Strong Mexico activity; flat domestic casing and tubing business

2008 Operational Assumptions (Cont.) Underbalanced Services Full effect of eleven new foam units Three new boosters reduce rental costs Diamond bit costs reduced Expanded presence in mid-continent U.S.; new business in California geothermal market Production Services Benefit of full year of coiled tubing units received in 2007 Relocation of coiled tubing units - South Texas and Arkansas Reduction of fuel, travel costs and training expenses - opening of new base locations Delivery of new rental equipment and new pumps Delivery of six new coiled tubing units starting in second half of 2008

2008 Operational Assumptions (Cont.) Rental Services Consolidation of marketing staff, consolidation of price books and tool tracking systems Impacted by continued weakness in Gulf of Mexico drilling activity Pursue new opportunities internationally and land U.S. "resource plays" Drilling & Completion 20 new drilling and service rigs to be delivered in 2008 90% average utilization of rigs Mud chemicals and other revenues increase due to volume and price increases

Capital Expenditures ($ in millions) 2008 Directional Drilling $ 1.0 Tubular Services 11.6 Underbalanced Services 4.6 Production Services 28.0 Rental Services 12.0 Drilling & Completion 87.1 $144.3

Company Summary Micki Hidayatallah Chairman & Chief Executive Officer

Growth Strategy Mitigate cyclical risk through balanced operations Expand geographically internationally and domestically Prudently pursue strategic, complementary acquisitions Expand products and services Since 2004, invested $175 million in cap ex for organic growth Current capital budget of $144 million in 2008 Increase utilization of assets in the U.S. Invest in new technology Shape organic and acquisition growth efforts to provide balance between: Onshore vs. offshore Drilling vs. production Domestic vs. international Natural gas vs. crude oil Rental tools vs. service vs. contract drilling

Bronco Strategic Rationale Potential to cross-sell additional ALY services to Bronco customers Potential revenue synergies from moving rigs to international locations Combined balance sheet remains sound, allowing for future organic growth and strategic acquisitions Strategic combination creates a more diversified international oilfield services provider with critical mass in the U.S., and broadens the service and equipment capabilities of both companies Provides immediate access to a large number of land drilling rigs in the U.S. and Libya The merger is expected to enhance domestic and international growth opportunities, and is expected to facilitate relocation of newly acquired and certain underutilized drilling and workover rigs of Bronco Drilling to Latin America and North African markets Operational Financial / Potential Synergies

Proposed Merger With Bronco Drilling Merger consideration with an aggregate value of approximately $437.8 million: Transaction will require shareholder approval from both Allis-Chalmers and Bronco Drilling Cash portion of transaction to be arranged through new debt financing and existing balance sheet cash - bridge commitment received Expected closing in mid 2008 $280 million in cash $157.8 million in ALY common stock

Bronco Drilling Company Overview Bronco provides contract land drilling services to oil and natural gas exploration and production companies The Company's core operating areas are in: Oklahoma (Anadarko Basin & Woodford Shale) Texas (Barnett Shale & Cotton Valley) Colorado (Piceance Basin) Arkansas (Arkoma Basin) North Dakota (Williston Basin) Current fleet consists of 56 land drilling rigs and 58 workover rigs Bronco entered the production services industry in early 2007 by acquiring Eagle Well Service, Inc. Bronco was founded in 2001 and is headquartered in Edmond, Oklahoma Source: Corporate website

Bronco Drilling - Geographic Footprint Bronco currently owns 56 land drilling rigs of which 45 were marketed across various regions in the United States as of December 31, 2007 and 11 were held in inventory In November 2007, Bronco announced plans to expand internationally 25% equity stake in Challenger Ltd., an Isle of Man Company with principal operations in Libya, provider of oil and gas land drilling and workover services Bronco provided Challenger with six drilling rigs - five from its existing fleet and one newly constructed rig Challenger purchased four rigs from Bronco's existing fleet Arkoma Basin: 1 Operating Rigs Anadarko Basin: 19 Operating Rigs Cotton Valley: 2 Operating Rigs Woodford Shale: 10 Operating Rigs Piceance Basin: 3 Operating Rigs Williston Basin: 1 Operating Rig Barnett Shale: 1 Operating Rig Source: website and press releases

Bronco Drilling - Geographic Footprint (Cont.) Bronco Geographic Footprint Post Libya Rig Deployment Upon the deployment of the rigs associated to the Challenger transaction, Bronco will move a total of nine rigs out of the current fleet of 65 to Libya. Four of the moved rigs were sold to Challenger as part of the transaction with the remaining five rigs operating as part of Bronco's fleet (One additional rig under construction will be move to Libya as well) Rigs Sold to Challenger Rigs Contributed to Challenger United States: 56 total rigs 45 marketed rigs Libya: 6 Bronco rigs moved including one newly constructed rig 4 rigs sold to Challenger Source: website and press releases

Conclusion Successful execution of growth strategy Strategic position in high growth markets Diversified and increased cash flow sources Strong relationships with diversified customer base Experienced management team High inside ownership

Overview of South American Markets Alejandro Bulgheroni Chairman - Pan American Energy, LLC

Latin American - 2005-2008 Monthly Rig Count Source: Baker-Hughes

Latin American - February 2008 Rig Count Source: Baker-Hughes

Supplemental Disclosure Regarding Non-GAAP Financial Information EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA and Adjusted EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA and Adjusted EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA and Adjusted EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA and Adjusted EBITDA to net income (loss) follows:

EBITDA Reconciliations Reconciliation of EBITDA and Adjusted EBITDA to GAAP Net Income ($ in millions) 2007 2006 Net income $ 50.4 $35.6 Depreciation and amortization 55.0 22.1 Interest expense, net 46.3 20.4 Income taxes 28.8 11.4 EBITDA $180.5 $89.5 Stock compensation expense (non-cash) 4.9 3.4 Adjusted EBITDA $185.4 $92.9